LORD ABBETT SECURITIES TRUST

Lord Abbett Global Equity Research Fund (the “Fund”)

Supplement dated September 29, 2021 to the

Summary Prospectus, Prospectus, and Statement of Additional Information,

each dated March 1, 2021, as supplemented

Name Change

As approved by the Board of Trustees of Lord Abbett Securities Trust, effective November 1, 2021, the Fund is re-named “Lord Abbett Global Equity Fund,” and all references to “Lord Abbett Global Equity Research Fund” in the summary prospectus, prospectus, and statement of additional information are hereby replaced with “Lord Abbett Global Equity Fund.” There will be no changes to the Fund’s benchmark index, principal investment strategies, and principal risks in connection with this name change.

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